November 7, 2024

WESTWOOD FUNDS

Supplement to the Prospectuses and
Statement of Additional Information

dated February 28, 2024, as supplemented

WESTWOOD INCOME OPPORTUNITY FUND

(A Shares Ticker Symbol: WHIAX)

(C Shares Ticker Symbol: WHICX)

(Institutional Shares Ticker Symbol: WHGIX)

(Ultra Shares Ticker Symbol: WHGOX)

WESTWOOD QUALITY SMALLCAP FUND

(A Shares Ticker Symbol: WHGAX)

(C Shares Ticker Symbol: WHGCX)

(Institutional Shares Ticker Symbol: WHGSX)

(Ultra Shares Ticker Symbol: WWSYX)

Each A Series of Ultimus Managers Trust

This supplement updates certain information in the Prospectuses and Statement of Additional Information (“SAI”) for each of the Westwood Income Opportunity Fund and the Westwood Quality SmallCap Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectuses or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

Westwood Income Opportunity Fund

Effective November 7, 2024, Ben Chittenden, Vice President, Portfolio Manager and Research Analyst, will become a member of the portfolio team of the Westwood Income Opportunity Fund, joining Adrian Helfert and Scott Barnard who will continue as members of the Fund’s portfolio team.

Mr. Ben Chittenden, CFA, has served as Vice President, Portfolio Manager, and Research Analyst for Westwood Management Corp. (the “Adviser”) within the Value Equity Team and Multi-Asset Team since joining Westwood in 2018. Mr. Chittenden began his professional career in 2004, as an Equity Analyst at Bear Stearns and subsequently at J.P. Morgan as a Senior Associate. He was most recently with Oppenheimer where he served as a Senior Analyst responsible for US Regional Banks and Specialty Finance. In 2004, Mr. Chittenden graduated from Bucknell University with a dual major in Mathematics (BA) and Economics (BA). Mr. Chittenden is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Chittenden joined Westwood in 2018, as a Research Analyst. He was responsible for investment research of the Regional Bank sector and was a member of the Financials research group. In April 2021 Mr. Chittenden joined the Multi-Asset Team as an Equity Analyst.

Westwood Quality SmallCap Fund

Effective November 7, 2024, Jordan Latimer, Vice President, Portfolio Manager, and Research Analyst, will become a member of the portfolio team of the Westwood Quality SmallCap Fund, joining William E. Costello, Matthew R. Lockridge, and Frederic G. Rowsey who will continue as members of the Fund’s portfolio team.

Mr. Jordan Latimer, CFA, has served as Vice President, Portfolio Manager, and Research Analyst for the Adviser within the SmallCap Team since 2023 when he rejoined Westwood. Prior to this appointment, he served as Impact Officer at LCM Group, a family office focused on both public and private investments. Prior to LCM Group, Mr. Latimer was a member of the investment team at Ballast Asset Management, providing investment analysis and portfolio management to a fundamental, value-oriented small-mid cap equity strategy. Mr. Latimer began his career at Westwood in 2011 as a Research Associate. In 2015, Mr. Latimer was promoted to Research Analyst, where he was responsible for coverage, research, and idea generation in the technology, industrials, and consumer discretionary sectors. Mr. Latimer graduated magna cum laude from Mays Business School at Texas A&M University and earned his Bachelor of Business Administration in Accounting and Master of Science in Finance. Mr. Latimer earned his CFA charter in April of 2015.

The following information is added to the table in the section entitled “THE PORTFOLIO MANAGERS – Fund Shares Owned by the Portfolio Managers” beginning on page 34 of the SAI:

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Westwood Funds as of September 30, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares
Ben Chittenden, CFA	None
Jordan Latimer, CFA	$50,001 - $100,000 (Westwood Quality SmallCap Fund)

The following information is added to the table in the section entitled “THE PORTFOLIO MANAGERS – Other Accounts” beginning on page 35 of the SAI:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)
Ben Chittenden, CFA	0	$0	2	$212,011	0	$0
Jordan Latimer, CFA	0	$0	9	$511,247	0	$0

[1]	Represents the portion of assets for which the portfolio manager has responsibility in the accounts indicated. The accounts indicated may contain additional assets under the responsibility of other portfolio managers and therefore may be duplicated. Information is as of September 30, 2024.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.